UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2026

CENTURION ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42127	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue

5th Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6126

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ALFUU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ALF	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ALFUW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2026, Centurion Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Centurion Sponsor LP, the Company’s sponsor (the “Sponsor”), entered into agreements (collectively, the “Non-Redemption Agreements”) with one or more shareholders of the Company (each, an “Investor”) in exchange for such Investors agreeing (i) not to redeem (or to validly rescind any redemption requests previously made in respect of), and (ii) to vote or consent (in person or by proxy) in favor of the Extension Amendment Proposal (as defined below), with respect to an aggregate of 4,675,000 of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares” and, such shares subject to the Non-Redemption Agreements, the “Non-Redeemed Shares”), at the EGM (as defined below).

On May 21, 2026, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) for the purpose of calling an extraordinary general meeting of the shareholders of the Company (the “EGM”) to vote on, among other things, a proposal to amend the Company’s amended and restated memorandum and articles of association (“Articles”) to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from June 12, 2026 to June 12, 2027 (the “Extension Amendment Proposal”).

In exchange for the foregoing commitments by the Investors, the Sponsor has agreed to transfer to such Investors an aggregate of 1,558,333 Class A ordinary shares of the Company held by it, at a ratio agreed between the parties promptly following the closing of the Company’s initial business combination, conditional on, among other matters, (i) such Investors not exercising (or having validly rescinded any prior exercise of) their redemption rights with respect to the Non-Redeemed Shares in connection with the EGM, (ii) such Investors voting or consenting in favor of the Extension Amendment Proposal at the EGM and (iii) the Extension Amendment Proposal being approved at the EGM.

Each Non-Redemption Agreement shall terminate on the earliest of (i) the failure of the Company’s shareholders to approve the Extension Amendment Proposal at the EGM, (ii) the fulfillment of all obligations of the parties under the Non-Redemption Agreement, (iii) the liquidation or dissolution of the Company, (iv) the mutual written agreement of the parties to the Non-Redemption Agreement, and (v) the exercise by an Investor of its redemption rights with respect to the Non-Redeemed Shares or the failure by such Investor to vote in favor of the Extension Amendment Proposal at the EGM.

The Non-Redemption Agreements are expected to increase the likelihood that the Extension Amendment Proposal is approved by the Company’s shareholders at the EGM and to increase the amount of funds that remain in the Company’s trust account established in connection with the Company’s initial public offering following the EGM. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the EGM.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Additional Information and Where to Find It

The Company has filed the Proxy Statement to be used to seek shareholder approval of, among other things, the Extension Amendment Proposal. The Company has mailed the Proxy Statement to its shareholders of record as of May 6, 2026 on or about May 22, 2026. Investors and security holders of the Company are advised to read the Proxy Statement and any amendments or supplements thereto, because these documents contain or will contain important information about the Extension Amendment Proposal and the Company. Shareholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Centurion Acquisition Corp., 667 Madison Avenue, 5th Floor, New York, New York 10065.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Amendment Proposal under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Extension Amendment Proposal are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 12, 2026 (the “Annual Report”), and the definitive Proxy Statement which was filed with the SEC on May 21, 2026. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the Extension Amendment Proposal is not obtained; the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s Articles; the level of redemptions made by the Company’s shareholders in connection with the Extension Amendment Proposal and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURION ACQUISITION CORP.

	By:	/s/ Mark Gerhard
		Name:	Mark Gerhard
		Title:	Chief Executive Officer and Director

Dated: June 12, 2026